UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 9, 2009
CONEXANT SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	000-24923 (Commission File Number)	25-1799439 (IRS Employer Identification No.)

4000 MacArthur Boulevard Newport Beach, California	92660-3095
(Address of Principal Executive Offices)	(Zip Code)
(949) 483-4600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
ITEM 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23
EX-99.1
EX-99.2
EX-99.3

ITEM 8.01 Other Events.
     As previously disclosed, Conexant Systems, Inc. (the “Company”) sold certain assets related to its Broadband Access (“BBA”) business to Ikanos Communications, Inc. on August 24, 2009. In its Form 10-Q for the quarter ended July 3, 2009, which was filed with the Securities and Exchange Commission on August 12, 2009, the Company classified the BBA business as discontinued operations in its Condensed Consolidated Financial Statements for all periods presented in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”).
     This Current Report on Form 8-K is filed in order to revise the previous presentation of the following information disclosed in the Company’s Annual Report on Form 10-K for the year ended October 3, 2008 (the “2008 Form 10-K”) to reflect the reclassification of the BBA business as discontinued operations in accordance with SFAS 144:
•	Selected Financial Data included in Part II, Item 6 of the 2008 Form 10-K

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Part II, Item 7 of the 2008 Form 10-K

•	Financial Statements and Supplementary Data included in Part II, Item 8 of the 2008 Form 10-K
     The revisions to the 2008 Form 10-K reported in this Current Report on Form 8-K are limited to the reclassification of the BBA business as discontinued operations and do not modify or update any disclosures in the 2008 Form 10-K for matters occurring subsequent to October 3, 2008, except as required to reflect the reclassifications for discontinued operations discussed above. The information provided herein should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarter ended July 3, 2009, the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission, as well as those portions of the 2008 Form 10-K not subject to the revisions described herein.

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Exhibit
23	Consent of Deloitte & Touche LLP

99.1	Selected Financial Data (superseding Part II, Item 6 of the 2008 Form 10-K)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II, Item 7 of the 2008 Form 10-K)

99.3	Financial Statements and Supplementary Data of the Form 10-K (superseding Part II, Item 8 of the 2008 Form 10-K)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)
Date: September 9, 2009	By:	/s/ JEAN HU
		Name:	Jean Hu
		Title:	Chief Financial Officer, Treasurer and Senior Vice President, Corporate Development

EXHIBIT INDEX

Exhibit
No.	Exhibit
23	Consent of Deloitte & Touche LLP

99.1	Selected Financial Data (superseding Part II, Item 6 of the 2008 Form 10-K)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II, Item 7 of the 2008 Form 10-K)

99.3	Financial Statements and Supplementary Data of the Form 10-K (superseding Part II, Item 8 of the 2008 Form 10-K)

4